UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:	June 10, 2005

Date of earliest event reported:	June 9, 2005

SVB FINANCIAL SERVICES, INC.
(Exact Name of Registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-22407 Commission File No.	22-3438058 (IRS Employer Identification Number)

70 East Main Street, Somerville, NJ (Address of principal executive offices)	08876 (Zip Code)

Registrant's telephone number, including area code:    (908) 541-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 The Company issued a news release announcing the Shareholders' approval of the merger with the Fulton financial Corporation.

(99) additional exhibits

Copy of Press release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date June 9, 2005	SVB Financial Services, Inc. (Registrant) By /s/ Keith B. McCarthy Name: Keith B. McCarthy Title: Chief Operating Officer

EXHIBIT INDEX

Number	Title	Page Number in Manually Signed Original

99	Press Release.	5